SECURITIES AND EXCHANGE COMMISSION
UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 18, 2012

Body Central Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34906	14-1972231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6225 Powers Avenue Jacksonville, FL	32217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)- 737-0811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures

On June 18, 2012, Body Central Corp. (“the Company”) issued a press release that updated its guidance related to revenues and earnings per share for the three months ended June 30, 2012 and the year ended December 29, 2012. The Company also announced that it will participate in the Jefferies 2012 Global Consumer Conference on June 19, 2012 and that its presentation will be available through the Company’s website. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 - Exhibits

(d) Exhibits

Exhibit 99.1            Press release of Body Central Corp. dated June 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

June 19, 2012	By:	/s/ Julia B. Davis
Julia B. Davis
Secretary and General Counsel